EXHIBIT (a)(1)(ii)

                              LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                             No Par Value Per Share

                                       of

                            ELMER'S RESTAURANTS, INC.


                                       by

                              ERI ACQUISITION CORP.

                        Pursuant to the Offer to Purchase
                             Dated December 20, 2004

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON FEBRUARY 2, 2005, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                                    OTR, INC.

                   By Mail, By Overnight Courier, or By Hand:
                                    OTR, Inc.
                           1000 SW Broadway, Suite 920
                             Portland, Oregon 97205
                               Attn.: Robert Roach
                            Telephone (503) 225-0375

                        FOR NOTICE OF GUARANTEED DELIVERY
                    BY FACSIMILE TRANSMISSION: (503) 273-9168


             TO CONFIRM FACSIMILE TRANSIMISSION ONLY: (503) 273-9168


                            FOR TELEPHONE ASSISTANCE:
                                 (503) 225-0375

         Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided below and complete the substitute Form W-9 set forth below.

         The instructions contained within the Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Questions and requests for assistance may be directed to the Information Agent as set forth on the back cover.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------
Name(s) and Address(es) of Registered      SHARES TENDERED
Holder(s) (Please fill in, if blank,       (Attach  additional  signed list, if
exactly as name(s)  appear(s) on           necessary)
Certificate(s))                            -------------------------------------
                                           CERTIFICATES     TOTAL SHARES
                                           NUMBER(s):       TENDERED (1):

Name:
     --------------------------------      -------------------------------------

Address:
        -----------------------------      -------------------------------------


-------------------------------------      -------------------------------------
                                           Total Shares

(1)      Unless   otherwise   indicated,   all  shares   represented   by  share
certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

         This Letter of Transmittal is to be used by shareholders of Elmer's Restaurants, Inc. ("Elmer's") if certificates for the Shares (as defined below) are to be forwarded herewith. Holders who deliver Shares are referred to herein as "Certificate Shareholders."

         Shareholders whose certificates for the Shares are not immediately available with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase in the section titled "The Offer--Section 1. Terms of the Offer; Expiration Date") must tender their Shares pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase in the section titled "The Offer--Section 3. Procedures For Tendering Shares." See Instruction 2.

[ ] Check here if the tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Owners(s):________________________________________________
Window Ticket Number (if  any):_________________________________________________
Date of Execution of Notice of Guaranteed Delivery:_____________________________ Name of Institution which Guaranteed Delivery:__________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                          PLEASE READ THE INSTRUCTIONS
               SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

         Ladies and Gentlemen:

         The undersigned hereby tenders to ERI ACQUISITION CORP. a newly formed Oregon corporation ("Purchaser") controlled by Bruce N. Davis ("Mr. Davis"), Chairman of the Board and President of Elmer's Restaurants, Inc. ("Elmer's" or the "Company"), William W. Service, a director and the former Chief Executive Officer of the Company, Thomas C. Connor, Corydon H. Jensen, Jr., Dennis M. Waldron, Richard C. Williams and Donald W. Woolley, each of whom is a member of the Company's board of directors, Linda Ellis-Bolton, Karen K. Brooks, Richard
P. Buckley, David D. Connor, Stephanie M. Connor, Debra A. Woolley-Lee,  Douglas
A. Lee, David C. Mann, Sheila J. Schwartz, Gerald A. Scott, a Vice President of the Company, Gary N. Weeks, Gregory W. Wendt, Dolly W. Woolley, and Donna P. Woolley (each referred to herein as a "Continuing Shareholder" and collectively, the "Continuing Shareholders") the above-described shares of Elmer's common stock, no par value per share (the "Shares") not currently owned by the Continuing Shareholders, at $7.50 per Share, in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 20, 2004 and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign in whole or in part from time to time to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

         Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby, sells, assigns and transfers to Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after December 20, 2004 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary to be the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

         By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Elmer's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Elmer's shareholders.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer, of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that the Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after the Expiration Date subject to the withdrawal rights set forth in the Offer to Purchase in the section titled "The Offer--Section 4. Rights of Withdrawal."

         The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in the Offer to Purchase in the section titled "The Offer--Section 3. Procedures For Tendering Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

         Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of the Shares Tendered." Similarly, please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of the Shares Tendered." The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6, and 7)

                    To be completed ONLY if certificates for
                    any Shares not  tendered or not accepted
                    for  payment  and/or  the  check for the
                    purchase  price of any  Shares  accepted
                    for  payment  is to be sent  to  someone
                    other  than  the  undersigned  or to the
                    undersigned  at an  address  other  than
                    that  shown  under  "Description  of the
                    Shares   Tendered."  Mail  check  and/or
                    stock certificates to:

                    Name(s):________________________________
                                (Please Print)

                    Address:________________________________

                    ________________________________________
                               (Include Zip Code)

                    ________________________________________
                       (Taxpayer Identification or Social
                                Security Number)
                    (See Substitute Form W-9 included herein)

                                    IMPORTANT
                             Shareholders: Sign Here
               (and Complete Substitute Form W-9 Included Herein)

SIGN HERE ________________________________________________________ SIGN HERE

________________________________________________________________________________
                           (Signature(s) of Owner(s))

Name(s):________________________________________________________________________
                                 (Please Print)

Name of Firm:___________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________
                               (See Instruction 5)

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or
Social Security Number:_________________________________________________________
                            (See Substitute Form W-9)

Dated:______________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                             GUARANTEE OF SIGNATURES
                           (See Instructions 1 and 5)
                     For Use by Financial Institutions Only
                     Financial Institutions: Place Medallion
                            Guarantee in Space Below

Authorized Signature(s):________________________________________________________


Name(s):________________________________________________________________________


Name of Firm:___________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________


Dated:______________________________

                       CERTIFY IF CERTIFICATE(S) ARE LOST

[ ] Check here if certificate(s) representing the following shares of Elmer's Restaurants, Inc. common stock has/have been lost, destroyed, or mutilated (See Instruction 11):

Certificate Number(s)  ____________________    Shares:  _______________________

(1) I hereby certify that: (a) I have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them; (b) I have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of Elmer's Restaurants, Inc. common stock represented by such stock certificate(s), or any interest therein, or assigned any power of attorney or other authorization respecting the same that is now outstanding and in force, or otherwise disposed of such stock certificate(s); and (c) no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such common shares of Elmer's Restaurants, Inc.

(2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I hereby agree to indemnify and hold harmless Elmer's Restaurants, Inc. and OTR, Inc. and any person, firm, or corporation now or hereafter acting as Elmer's Restaurants, Inc.'s transfer agent, exchange agent, registrar, trustee, depository, redemption agent, fiscal agent, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.

(3) I also agree, in consideration of compliance with the foregoing request, to surrender immediately to Elmer's Restaurants, Inc. and/or its agents/successor the lost stock certificate(s) should it/ they hereafter come into my possession or control.

_________________________________________               ________________________
Signature                                               Date

_________________________________________               ________________________
Signature                                               Date


STATE                )
                     ) :ss.
COUNTY OF            )

I, _____________________, a Notary Public, do hereby certify that on the __ day of __________, personally appeared before me ______________________, known to me to be the persons whose name(s) is/are subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed. (Notary: Please modify if necessary to conform to your state law or attach an alternative form.)

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal, or
(b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution," as such term is defined in Rule l7Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

         2. REQUIREMENTS FOR TENDER. This Letter of Transmittal is to be completed by shareholders of Elmer's Restaurants, Inc. if certificates are to be forwarded herewith pursuant to the procedures set forth herein and in the Offer to Purchase in the section titled "The Offer--Section 3. Procedures For
Tendering Shares." For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and certificates for tendered Shares must be received by the Depositary at its address prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Offer to Purchase in the section titled "The Offer--Section 3. Procedures For Tendering Shares."

         Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Offer to Purchase in the section titled "The Offer--Section 3.
Procedures For Tendering Shares."

         Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all tendered Shares, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other required documents must be received by the Depositary within three (3) trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the NASDAQ is open for business. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

         THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION

AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHAREHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

         4. PARTIAL TENDERS. If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered hereby are held of record by two (2) or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

         6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

         7. SPECIAL PAYMENT INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of a person other than the signer of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

         8. BACKUP WITHHOLDING. Under Federal income tax law, a shareholder whose tendered shares are accepted for payment is required, unless an exemption applies, to provide the Depositary (as payor) with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer. In addition, the shareholder must certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. See the section titled "The Offer--Section 5. Certain Federal Income Tax Consequences of the Offer" in the Offer to Purchase. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box on the Substitute Form W-9. If such shareholder is an individual, the taxpayer identification number is his or her social security number.

         The tendering shareholder should indicate in Part 3 of the Substitute Form W-9 if the tendering shareholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering shareholder should complete the Certificate of Awaiting Taxpayer Identification Number below. If the shareholder has indicated in Part 3 that a TIN has been applied for and the Depositary is not provided a TIN within 60 days, the Depositary will withhold 28% of all cash payments, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

         If the Depositary is not provided with the correct taxpayer identification number or the certifications described above, the shareholder may be subject to a monetary penalty imposed by the Internal Revenue Service. In addition, payments of cash to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding at applicable rates (currently 28%).

         Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is provided to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon proper filing of an income tax return.

         The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

         Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that individual's exempt status, in order to avoid backup withholdings. A copy of Form W-8BEN may be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" in Part H of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone numbers set forth below. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer materials.

         10. WAIVER OF CONDITIONS. Subject to the Offer to Purchase, except for the Majority of the Minority Condition (as defined in the Offer to Purchase), Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. If Purchaser waives a condition of the Offer with respect to certain security holders, Purchaser will waive such condition of the Offer for all security holders.

         11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately following the special payment instructions and indicating the number of Shares lost. THE SHAREHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

                                   IMPORTANT:

         TO TENDER SHARES PURSUANT TO THE OFFER, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.




                            IMPORTANT TAX INFORMATION

PURPOSE OF SUBSTITUTE FORM W-9

         To  prevent  backup   withholding  on  payments  that  are  made  to  a
shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE DEPOSITARY

         The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

---------------------------------------- -------------------------------------- --------------------------------------
SUBSTITUTE                               PART  I  -  Taxpayer   Identification
                                         Number  -  For  all  accounts,  enter       __________________________
FORM W-9                                 your taxpayer  identification  number         Social Security Number
                                         on  the   appropriate   line  to  the
DEPARTMENT OF THE TREASURY               right.  (For most  individuals,  this                   Or
INTERNAL REVENUE SERVICE                 is your social security  number,  see
                                         Obtaining  a Number  in the  enclosed       __________________________
PAYER'S REQUEST FOR TAXPAYER             Guidelines     and     complete    as     Employer Identification Number
IDENTIFICATION NUMBER ("TIN")            instructed.)  Certify by signing  and
                                         dating  below.  Note:  If the account  (If awaiting TIN write "Applied For")
                                         is in more  than  one  name,  see the
                                         chart in the enclosed guidelines to
                                         determine which number to give the
                                         payor.
----------------------------------------------------------------------------------------------------------------------
PART II - For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.
----------------------------------------------------------------------------------------------------------------------
PART III - CERTIFICATION - Under penalties of perjury, I certify that:
(1)      The number shown on this form is my correct Taxpayer  Identification Number (or I am waiting for a number to be issued to me); and
(2)      I am not subject to backup  withholding  either  because I have not been  notified by the  Internal  Revenue
         Service  (the  "IRS")  that I am subject to  withholding  as a result of failure to report all  interest  or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION  INSTRUCTIONS  - You must  cross out item (2) above if you have been  notified  by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding,  do not cross out such item (2). (Also see instructions in the enclosed guidelines).
----------------------------------------------------------------------------------------------------------------------
Signature ________________________________________________    Date________________________
----------------------------------------------------------------------------------------------------------------------

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU
         PURSUANT  TO THIS  TRANSACTION.  PLEASE  REVIEW  THE  ENCLOSED  GUIDELINES  FOR  CERTIFICATION  OF  TAXPAYER
         IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST  COMPLETE  THE  FOLLOWING  CERTIFICATION  IF YOU ARE  AWAITING  (OR WILL SOON APPLY FOR) A TAXPAYER
         IDENTIFICATION NUMBER.

----------------------------------------------------------------------------------------------------------------------
                               CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify  under  penalties of perjury that a taxpayer  identification  number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer  identification  number to the appropriate
Internal  Revenue  Service  Center or Social  Security  Administration  Office or (b) I intend to mail or  deliver an application  in the near future.  I understand  that,  notwithstanding  the  information  I provided in Part I of the
Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number),
if I do not  provide a correct  taxpayer  identification  number to the Payor  within  sixty  (60)  days,  28% of any reportable payments made to me thereafter may be withheld.

Signature ________________________________________________    Date________________________

----------------------------------------------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------    ----------------------------    -------------------------------    ----------------------------
FOR THIS TYPE OF ACCOUNT:            GIVE THE SOCIAL SECURITY        FOR THIS TYPE OF ACCOUNT:          GIVE THE  EMPLOYER
                                     NUMBER OF --                                                       IDENTIFICATION NUMBER
                                                                                                        OF --
-----------------------------------------------------------------    ---------------------------------------------------------------
1.  An individual's account          The individual                  9.  A valid trust, estate,         The legal entity (Do
                                                                         or pension trust               not furnish the identifying
                                                                                                        number of the personal
                                                                                                        representative or trustee
                                                                                                        unless the legal entity
                                                                                                        itself is not designated in
                                                                                                        the account title.)(5)

2.  Two or more individuals          The actual owner of the         10. Corporate account              The corporation
    (joint account)                  account or, if combined
                                     funds, any one of the
                                     individuals(l)

3.  Husband and wife (joint          The actual owner of the         11. Religious, charitable, or      The organization
    account)                         account or, if joint funds,         educational organization
                                     either person(l)                    account

4.  Custodian account of a           The minor(2)                    12. Partnership account            The partnership
    minor (Uniform Gift to                                               held in the name of the
    Minors Act)                                                          business

5.  Adult and minor (joint           The adult or, if the minor is   13. Association, club, or other    The organization
    account)                         the only contributor, the           tax-exempt organization
                                     minor(l)

6.  Account in the name of           The ward, minor, or             14. A broker or registered         The broker or nominee
    guardian or committee            incompetent person(3)               nominee
    for a designated ward,
    minor, or incompetent
    person

7.  a.  The usual revocable          The grantor-trustee(l)          15. Account with the               The public entity
        savings trust account                                            Department of Agriculture
        (grantor is also                                                 in the name of a public
        trustee)                                                         entity (such as a State or
                                                                         local government, school,
    b.  So-called  trust             The actual owner(l)                 district or prison) that
        account that is not a                                            receives agricultural
        legal or valid trust                                             program payments
        under State law

8.  Sole proprietorship              The owner(4)
    account
------------------------------------------------------------------------------------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5) List first and circled the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER.
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING.

Payees specifically exempted from backup withholding on ALL payments include the following:
   o     A corporation.
   o     A financial institution.
   o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(6)(7).
   o     The United States or any agency or instrumentality thereof.
   o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
   o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   o     An  international   organization  or  any  agency,  or  instrumentality
         thereof.
   o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
   o     A real estate investment trust.
   o     A common trust fund operated by a bank under section 584(a).
   o An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.
   o An entity registered at all times under the Investment Company Act of 1940.
   o     A foreign central bank of issue.
   o A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
   o     Payments to nonresident  aliens  subject to  withholding  under section
         1441.
   o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
   o Payments of patronage dividends where the amount received is not paid in money.
   o     Payments made by certain  foreign  organizations.

Payments of interest not generally subject to backup withholding include the following:
   o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
   o Payments of tax-exempt interest (including exempt-in-interest dividends under section 852).
   o     Payments described in section 6049(b)(5) to nonresident aliens.
   o     Payments on tax-free covenant bonds under section 1451.
   o     Payments made by certain foreign organizations.
   o     Mortgage interest paid to the payer.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N and their regulations.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES.
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

         MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF ELMER'S RESTAURANTS, INC. OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH ON THE FIRST PAGE.

         Questions and requests for assistance may be directed to the Information Agent and requests for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                       INFORMATION AGENT FOR THE OFFER IS:

                                    OTR, Inc.
                               Attn: Robert Roach
                           1000 SW Broadway, Suite 920
                             Portland, Oregon 97205
                            Telephone (503) 225-0375
                                Fax (503)273-9168